SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) August 18, 2005

WATSCO, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

1-5581	59-0778222
(Commission File Number)	(IRS Employer Identification No.)

2665 South Bayshore Drive, Suite 901

Coconut Grove, Florida 33133

(Address of Principal Executive Offices, Including Zip Code)

(305) 714-4100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

(1)	Dismissal of Previous Independent Registered Public Accounting Firm

(i)	On August 18, 2005, Watsco, Inc. (the “Company”) dismissed Ernst & Young LLP (“Ernst & Young”) as its independent registered public accounting firm.

(ii)	Ernst & Young’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2004 and December 31, 2003 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)	The decision to dismiss Ernst & Young was made and approved by the Audit Committee of the Company’s Board of Directors (“Audit Committee”).

(iv)	During the fiscal year ended December 31, 2003, the fiscal year ended December 31, 2004 and the subsequent interim period from January 1, 2005 through August 18, 2005, there were no disagreements with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter of the disagreement in its report on the Company’s consolidated financial statements.

(v)	During the Company’s two most recent fiscal years and the subsequent interim period from January 1, 2005 through August 18, 2005, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(2)	Engagement of New Independent Registered Public Accounting Firm

On August 18, 2005, the Audit Committee authorized the engagement of Grant Thornton LLP (“Grant Thornton”) as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2005, effective August 22, 2005.

During the two most recent fiscal years and the subsequent interim period from January 1, 2005 through August 22, 2005, neither the Company nor anyone acting on the Company’s behalf consulted Grant Thornton regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

(3)	The Company has provided Ernst & Young with a copy of the foregoing disclosures prior to the date of the filing of this report and has requested Ernst & Young to furnish the Company with a letter addressed to the Securities and Exchange Commission (“Commission”) stating whether it agrees with the above statements. A copy of Ernst & Young’s letter to the Commission, dated August 24, 2005, is filed as Exhibit 16 hereto.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
16	Letter of Ernst & Young LLP, dated August 24, 2005, regarding change in certifying accountant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATSCO, INC.

Dated: August 24, 2005	By:	/s/ Ana M. Menendez
	Name:	Ana M. Menendez
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16	Letter of Ernst & Young LLP, dated August 24, 2005, regarding change in certifying accountant